UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                January 24, 2007
                Date of Report (Date of earliest event reported)
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                            ZOLL MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)
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          Massachusetts                   0-20225             04-2711626
 (State or other jurisdiction of   (Commission File No.)    (IRS Employer
         incorporation)                                   Identification No.)

                       269 Mill Road, Chelmsford, MA 01824
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (978) 421-9655


                                 Not applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.


         On January 24, 2007, the Board of Directors of ZOLL Medical Corporation, a Massachusetts corporation (the "Company"), approved amendments to the Amended and Restated By-Laws of the Company to allow for uncertificated shares of the Company. These amendments are effective as of January 24, 2007. The purpose for these amendments is to ensure that the Company could become eligible to participate in a Direct Registration Program, as required by NASDAQ Rule 4350. A copy of the Certificate of Amendment to the Company's Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.


Item 8.01 Other Events

      On January 25, 2007, the Company issued a press release announcing that its Board of Directors has declared a 2-for-1 stock split on its common stock. This stock split will become effective on February 12, 2007. As a result of the stock split, the par value of the Company's common stock will change from $0.02 per share to $0.01 per share. A copy of the press release announcing the stock split is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.   Exhibit
3.1           Certificate of Amendment dated as of January 24, 2007 to
              the Amended and Restated By-Laws of ZOLL Medical Corporation*

99.1          Press Release of ZOLL Medical Corporation dated January 25, 2007*


*Filed herewith

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                             ZOLL MEDICAL CORPORATION

Date: January 25, 2007

                                             By: /s/ Richard A. Packer
                                             -------------------------
                                             Name: Richard A. Packer
                                             Title: President

                                  EXHIBIT INDEX




Exhibit No.    Exhibit
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          3.1  Certificate  of  Amendment  dated as of January  24,  2007 to the
               Amended and Restated By-Laws of ZOLL Medical Corporation*

          99.1 Press Release of ZOLL Medical Corporation dated January 25, 2007*

*Filed herewith